Putnam
New Jersey
Tax Exempt
Income Fund

ANNUAL REPORT

May 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Owing to our emphasis on income, we focused on premium-coupon bonds as much as possible, retaining those already in the portfolio while searching for additional issues."

                           -- Leslie Burke, manager
                              Putnam New Jersey Tax Exempt Income Fund

* "Surging tax revenues in most states help bolster municipal credit bond ratings. Standard & Poor's says the number of rating upgrades in this year's first quarter was more than nine times the number of downgrades."

                           -- The Wall Street Journal, April 8, 1998

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

14 Portfolio holdings

18 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Analyzing risk premiums, yield spreads, call dates, yield curves, credit ratings, supply-and-demand dynamics, taxable versus tax-exempt yield relationships, and a host of other factors is all in a day's work for Putnam's Tax-Exempt Bond Group. The result was another period of competitive performance for Putnam New Jersey Tax Exempt Income Fund's fiscal year that closed on May 31, 1998.

Using her knowledge of New Jersey's tax-exempt bond environment and backed by Putnam's extensive credit analysis capability, Fund Manager Leslie Burke made the strategic and tactical decisions that provided these positive results. In the following report, Leslie discusses the fund's performance during fiscal 1998 and then takes a look at prospects for the tax-exempt market, especially with regard to New Jersey, in the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 15, 1998



Report from the Fund Manager
Leslie Burke

If this year's increase in municipal bond issuance was something of a tidal wave, the New Jersey municipal market bears more of a resemblance to the ripples on a quiet country pond. Just as we reported in Putnam New Jersey Tax Exempt Income Fund's semiannual report, we faced the continued challenge of a slow New Jersey market with little bond supply throughout fiscal 1998.

Nevertheless, our focus on income as well as certain strategic decisions made this year allowed your fund's class A shares to post a competitive total return of 8.48% at net asset value (3.33% at public offering price) for the 12 months ended May 31, 1998, and, more importantly, to provide attractive tax-free income. The Lehman Brothers Municipal Bond Index had a total return of 9.39% during the period. Results for other share classes and longer periods can be found on page 8.

* GENERAL BOND MARKET REMAINS RANGE BOUND

As the period progressed, economists considered what effects, if any, the financial and economic problems in Asia would have on the economy. The bond market took heart from the notion that a drop-off in Asian economic activity would translate into lower growth rates in the United States, and thus there would be less of a chance the Federal Reserve Board would move to raise short-term interest rates in order to head off inflation. Additionally, U.S. bonds were the beneficiaries of a flight to quality, as foreign investors shunned volatile overseas securities and flocked to U.S.-dollar denominated assets.

The bond market settled into a tight trading range with the movement of the yield on the 30-year Treasury bond remaining between 5.75% and 6.15% before yields fell and prices rose even further following the close of the period. It appears the market has already discounted the brake provided by Asia's problems and is now considering what kind of growth rate the economy will have at the end of 1998 and into 1999.

* TAKING ADVANTAGE OF GENERAL MARKET DYNAMICS

Despite a strong supply of municipal bonds nationally, the New Jersey bond supply remained thin. A surfeit of supply in the general municipal bond market, coupled with weak supply in the New Jersey market, posed an interesting challenge for us: how to stay fully invested without compromising our goal of attractive income.

One recourse available to the managers of single-state municipal bond funds is the purchase of municipal bonds issued by the Commonwealth of Puerto Rico, as well as other tax-exempt entities on the islands. Puerto Rican debt is free from federal, state, and local income taxes and is commonly purchased by single-state fund managers. Well-structured Puerto Rican bonds are easier to find in the marketplace than New Jersey bonds, are issued by municipal authorities similar to those in New Jersey, and can offer the positive attributes that may not be readily available in the more sparse New Jersey market. Currently our analysis indicates that Puerto Rico is in solid fiscal and economic shape and the bonds your fund owns either have their principal and interest insured by a municipal insurance agency or come from what we consider to be creditworthy issuers.

We found that the tremendous amount of supply in the general market was pushing down the prices of municipal bonds and making them cheap as an asset class. We took advantage of this by buying Puerto Rican bonds, including those in the transit and electric power sectors. This spring, as supply abated somewhat and demand increased, the fund benefited from the appreciation in these bonds.

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation       19.3%

Health care          14.3%

Water and sewer      10.2%

Education             7.1%

Utilities             4.4%

Footnote reads:
* Based on net assets as of 5/31/98. Holdings will vary over time.

* SEARCH FOR INCOME LEADS TO SOME ATTRACTIVE NEW JERSEY ISSUERS

Due to our emphasis on income, we focused on premium-coupon bonds as much as possible, retaining those already in the portfolio while searching for additional issues. Premium-coupon bonds offer coupons higher than prevailing municipal interest rates -- and thus an attractive level of income -- while their prices tend to be less volatile, making them very popular in the marketplace at present.

Some examples in the fund included bonds from Salem County as well as long-term care facilities such as Franciscan Oaks and Fellowship Village. We also purchased industrial development bonds for Continental Airlines. These are lower-rated, higher-yielding bonds. However, because of strengthening demand for air travel as the economy expands, we believe these bonds have solid potential for the fund. While these securities, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* DECREASING CALL RISK AND METICULOUS SECURITY SELECTION

Another way of providing shareholders with the best value is to improve the portfolio's level of call risk. Noncallable bonds or bonds with distant call dates enable us to provide the highest and most durable level of income. Callable bonds have the option of being called away by the issuer at a certain future date, usually if interest rates are lower than when the bonds are first issued. By avoiding callable bonds, the portfolio has a better chance of maintaining a reliable level of income.

It is always important to highlight careful security selection and in-depth credit analysis as a fundamental investment strategy of the fund. This strategy becomes even more important when we invest in bonds that carry ratings below investment grade. These are the bonds that can add tremendously to a fund's income level, but they also mean greater credit risk and require the most meticulous research efforts.

[GRAPHIC OMITTED: pie chart of CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Ba -- 15.7%

Baa -- 8.5%

A -- 8.3%

Aa -- 13.8%

Aaa -- 52.2%

B -- 1.5%

Footnote reads:
* Based on percentage of market value as of 5/31/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* SOLID OUTLOOK FOR STATE; POSITIONING FOR FUTURE

We are quite satisfied with the fiscal condition of New Jersey. Although in the past, we feared that the Whitman administration's push to reduce income taxes might eventually have negative implications for the state's fiscal standing, this has not come to pass. New Jersey has enjoyed solid economic growth driven by a robust national economy.

While the Asian crisis has been widely publicized as negative for economic growth around the world, it has produced some positive effects in the United States. Fears of the financial turmoil in Asia and other emerging markets have helped keep interest rates low. In turn, low interest rates have helped improve corporate balance sheets, encouraged construction, and contributed to low unemployment.

Eventually these favorable conditions may give way to slightly higher inflation, so we remain cautious in our outlook for the second half of the year. In our opinion, this is not a good time to expose the portfolio to bonds with longer maturities and higher interest-rate risk. We believe that a cautious strategy emphasizing intermediate maturities, low call risk, and in-depth credit research will produce the best returns in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New Jersey Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/98

                                     Class A         Class B       Class M
(inception date)                    (2/20/90)       (1/4/93)      (5/1/95)
                                   NAV     POP     NAV    CDSC   NAV     POP
------------------------------------------------------------------------------
1 year                            8.48%   3.33%   7.78%   2.78%   8.28%  4.79%
------------------------------------------------------------------------------
5 years                          32.50   26.27   28.16   26.16   30.86  26.68
Annual average                    5.79    4.78    5.09    4.76    5.53   4.84
------------------------------------------------------------------------------
Life of fund                     83.48   74.84   72.22   72.22   78.17  72.42
Annual average                    7.62    6.99    6.79    6.79    7.23   6.81
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/98

                                          Lehman Bros.           Consumer
                                     Municipal Bond Index       Price Index
------------------------------------------------------------------------------
1 year                                      9.39%                  1.69%
------------------------------------------------------------------------------
5 years                                    38.53                  12.90
Annual average                              6.74                   2.46
------------------------------------------------------------------------------
Life of fund                               90.27                  27.19
Annual average                              8.11                   2.96
------------------------------------------------------------------------------

Past performance is not indicative of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: mountain chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
2/20/90

PLOT POINTS
                                 Lehman Bros.      Consumer
              Fund's class A     Municipal          Price
Date          shares at POP      Bond Index         Index

2/20/90           9,525            10,000          10,000
12/31/90         10,227            10,147          10,094
12/31/91         11,451            11,170          10,594
12/31/92         12,450            12,267          10,914
12/31/93         13,996            13,735          11,265
12/31/94         13,116            14,074          11,523
12/31/95         15,251            15,361          11,891
12/31/96         15,804            16,063          12,234
12/31/97         17,192            17,394          12,507
5/31/98         $17,484           $19,027         $12,719

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $17,222 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,817 ($17,242 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 5/31/98

                              Class A             Class B           Class M
------------------------------------------------------------------------------
Distributions (number)          12                  12                12
------------------------------------------------------------------------------
Income                      $0.451378            $0.39066         $0.423651
------------------------------------------------------------------------------
Capital gains1                  --                   --               --
------------------------------------------------------------------------------
Total                       $0.451378            $0.39066         $0.423651
------------------------------------------------------------------------------
Share value:               NAV     POP              NAV          NAV     POP
------------------------------------------------------------------------------
5/31/97                   $9.02   $9.47            $9.01        $9.02   $9.33
------------------------------------------------------------------------------
5/31/98                    9.32    9.78             9.31         9.33    9.64
------------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------------
Current dividend rate2     4.83%   4.61%            4.18%        4.53%   4.38%
------------------------------------------------------------------------------
Taxable equivalent3        8.54    8.15             7.39         8.01    7.75
------------------------------------------------------------------------------
Current 30-day SEC yield4  4.56    4.34             3.91         4.26    4.12
------------------------------------------------------------------------------
Taxable equivalent3        8.06    7.67             6.91         7.53    7.29
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 42.26% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 6/30/98
(most recent calendar quarter)

                                  Class A         Class B         Class M
(inception date)                 (2/20/90)       (1/4/93)        (5/1/95)
                                NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                         7.50%   2.43%   6.81%   1.81%   7.18%   3.64%
------------------------------------------------------------------------------
5 years                       30.07   23.91   25.80   23.84   28.30   24.12
Annual average                 5.40    4.38    4.70    4.37    5.11    4.42
------------------------------------------------------------------------------
Life of fund                  83.84   75.18   72.46   72.46   78.28   72.53
Annual average                 7.56    6.94    6.74    6.74    7.16    6.74
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher
12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an index of approximately 20,000 fixed-rate investment-grade tax-exempt bonds. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DOUBLE DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DOUBLE DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Strategic Income Fund *

High Quality Bond Fund +

Global Governmental Income Trust

High Yield Advantage Fund [DOUBLE DAGGER]

High Yield Total Return Fund

High Yield Trust [DOUBLE DAGGER]

High Yield Trust II

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund **

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

+ Formerly Putnam Federal Income Trust

 [DOUBLE DAGGER] Closed to new investors. Some exceptions may apply.

 Contact Putnam for details.

 [SECTION MARK] Not available in all states.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants
For the fiscal year ended May 31, 1998

To the Trustees and Shareholders of
Putnam New Jersey Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, except for bond ratings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Jersey Tax Exempt Income Fund (the "fund") at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. We believe that our audits, which included confirmation of investments owned at May 31, 1998 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
July 10, 1998



Portfolio of investments owned
May 31, 1998

Key to Abbreviations
AMBAC      -- AMBAC Indemnity Corporation
COP        -- Certificate of Participation
FGIC       -- Financial Guaranty Insurance Company
FHA Insd.  -- Federal Housing Administration Insured
FSA        -- Financial Security Assurance
G.O. Bonds -- General Obligation Bonds
IFB        -- Inverse Floating Rate Bonds
MBIA       -- Municipal Bond Investors Assurance Corporation




MUNICIPAL BONDS AND NOTES (98.3%) (a)
PRINCIPAL AMOUNT                                                                                    RATINGS(RAT)          VALUE
New Jersey (79.2%)
-------------------------------------------------------------------------------------------------------------------------------
        $   1,000,000   Atlantic City, Muni. Utils. Auth. Wtr. Rev. Bonds,
                           7 3/4s, 5/1/17                                                                A-/P    $    1,087,500
                        Atlantic Cnty. COP
            2,000,000      FGIC, 7.4s, 3/1/10                                                            Aaa          2,480,000
            1,000,000      (Pub. Fac. Lease Agreement), FGIC,
                           7.4s, 3/1/09                                                                  Aaa          1,233,750
            4,250,000   Camden Cnty., Impt. Auth. Rev. Bonds,
                           8.4s, 4/1/24 (acquired 4/12/94,
                           cost $4,250,000) (RES)                                                        B/P          4,733,438
            5,850,000   Camden Cnty., Muni. Util. Auth. Rev. Bonds,
                           FGIC, 6s, 7/15/07                                                             Aaa          6,544,688
            6,625,000   Camden Cnty., Muni. Util. Auth. Swr.
                           Rev. Bonds, FGIC, 6s, 7/15/08                                                 Aaa          7,378,594
            3,000,000   Jersey City, G.O. Bonds, Ser. A, AMBAC, 6s, 10/1/10                              Aaa          3,405,000
            1,700,000   Jersey City, Swr. Auth. Rev. Bonds, AMBAC,
                           6 1/4s, 1/1/14                                                                Aaa          1,969,875
            1,200,000   Middle Township, School Dist. Rev. Bonds,
                           FGIC, 7s, 7/15/06                                                             Aaa          1,414,500
            2,000,000   Middlesex Cnty., Poll. Control Auth. Rev. Bonds,
                           6 7/8s, 12/1/22                                                               BBB-/P       2,170,000
            3,000,000   Middlesex Cnty., Utils. Auth. Swr. IFB, Ser. A, MBIA,
                           6.25s, 8/15/10                                                                Aaa          3,468,750
            2,105,000   NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
                           (Vineland Cogeneration L.P.), 7 7/8s, 6/1/19                                  BB+          2,331,288
            8,000,000   NJ Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds
                           (Ocean Nursing Pavilion), Ser. A, 7 3/8s, 12/1/25                             BB/P         8,670,000
                        NJ Econ. Dev. Auth. Rev. Bonds
            5,000,000      (Tevco Inc.), 8 1/8s, 10/1/09                                                 BBB/P        5,375,000
            1,200,000      (Ninette Group L P), 7 3/4s, 8/1/11                                           A+           1,229,112
            7,000,000      (1st Mtge.-Cranes Mill), Ser. A, 7 1/2s, 2/1/27                               BB-/P        7,857,500
            2,000,000      (Hartz Mountain Industries, Inc.), 7s, 2/1/14                                 A+           2,197,500
            2,850,000      (Lakewood School), Ser. R, 6.9s, 12/1/11                                      Aa3          3,085,125
            1,500,000      (NJ Performing Arts Ctr.), 6 3/4s, 6/15/12                                    Aaa          1,642,500
            1,895,000      (Urban Holding Co.), 6 1/2s, 6/1/15                                           A            2,093,975
            1,550,000      (Burlington Coat Factory), 6 1/8s, 9/1/10                                     Aa3          1,697,250
                        NJ Econ. Dev. Auth. Rev. Bonds
            3,500,000      (Franciscan Oaks), 5 3/4s, 10/1/23                                            BB/P         3,513,125
            4,000,000      (Continental Airlines, Inc.), 5 1/2s, 4/1/28                                  Ba2          3,960,000
            3,000,000      (Fellowship Village, Inc.), Ser. A, 5 1/2s, 1/1/25                            BBB-         2,996,250
            1,500,000      (NJ Performing Arts Ctr.), Ser. C, AMBAC,
                           5 1/2s, 6/15/13                                                               Aaa          1,578,750
            2,925,000   NJ Econ. Dev. Auth. Waste Paper Recycling
                           Rev. Bonds (Marcal Paper Mills Inc.),
                           8 1/2s, 2/1/10                                                                BB/P         3,480,750
            9,750,000   NJ Econ. Dev. Auth. Wtr. Facs. Rev. Bonds
                           (American Wtr. Co., Inc.), FGIC, 6 1/2s, 4/1/22                               Aaa         10,530,000
                        NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
            7,250,000      (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                                 Aaa          8,002,188
            3,095,000      (Jersey Shore Med. Ctr.), Ser. B, AMBAC,
                           8s, 7/1/18 (SEG)                                                              Aaa          3,167,052
            8,500,000      (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                                       Baa3         9,339,375
            1,000,000      (East Orange Gen. Hosp.), Ser. B, 7 3/4s, 7/1/20                              BBB+         1,068,750
            3,175,000      (Columbus Hosp.), Ser. A, 7 1/2s, 7/1/21                                      Ba2          3,389,313
            9,000,000      (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/27                                       BB/P         9,855,000
            3,300,000      (Christ Hosp. Group), 7s, 7/1/06                                              AAA          3,873,375
            5,000,000      (Gen. Hosp. Ctr.-Passaic Inc.), FSA,
                           6 3/4s, 7/1/19                                                                Aaa          5,937,500
            2,000,000      (AHS Hosp. Corp.), Ser. A, 6s, 7/1/07                                         Aaa          2,227,500
            1,355,000      (Cathedral Hlth. Svcs.), FHA Insd., MBIA,
                           5 1/2s, 8/1/11                                                                Aaa          1,451,544
            4,065,000   NJ State G.O. Bonds, FGIC, 6s, 2/15/11                                           Aaa          4,629,019
            3,000,000   NJ State Edl. Fac. Auth. Rev. Bonds
                           (Princeton U.), Ser. C, 6 3/8s, 7/1/22                                        Aaa          3,303,750
            3,000,000   NJ State Hsg. & Mtge. Fin. Agcy. IFB,
                           Ser. I, 8.251s, 11/1/07 (acquired various
                           dates from 2/11/93 to 6/14/93 cost
                           $3,134,370) (RES)                                                             A+           3,288,750
            1,035,000   NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds
                           (Home Buyer), Ser. D, MBIA, 7.7s, 10/1/29                                     Aaa          1,076,400
                        NJ State Hwy. Auth. Gen. Rev. Bonds
                           (Garden State Pkwy.)
            1,500,000      6.2s, 1/1/10                                                                  AA-          1,715,625
            2,370,000      6s, 1/1/19                                                                    Aaa          2,695,875
            1,800,000   NJ State Tpk. Auth. IFB, MBIA, 8.912s, 1/1/16
                           (acquired 03/27/92, cost $ 1,817,856) (RES)                                   Aaa          2,479,500
                        NJ State Tpk. Auth. Rev. Bonds, Ser. C
            6,000,000      MBIA, 6 1/2s, 1/1/16                                                          Aaa          7,170,000
            5,000,000      AMBAC, 6 1/2s, 1/1/08                                                         Aaa          5,787,500
            3,000,000   NJ State Trans. Trust Fund Auth. Rev. Bonds
                           (Trans. Syst.), Ser. A, MBIA, 6s, 12/15/06                                    Aaa          3,348,750
            8,500,000   NJ Trans. Fund Auth. IFB, 9s, 6/15/11
                           (acquired 4/3/98, cost $11,581,250) (RES)                                     AAA/P       11,570,625
                        NJ Wastewtr. Treatment Rev. Bonds
                           (Wastewtr. Treatment Trust)
            6,670,000      Ser. C, 7s, 6/15/10                                                           Aa2          8,204,100
            2,955,000      Ser. B, 7s, 5/15/09                                                           Aa2          3,605,100
            7,000,000   NJ Wastewtr. Treatment Trust Rev. Bonds,
                           Ser. A, zero %, 9/1/07                                                        Aaa          4,690,000
            1,800,000   Passaic Valley, Cmnty. Wtr. Supply Rev. Bonds,
                           Ser. A., FGIC, 6.4s, 12/15/22                                                 Aaa          2,000,250
            7,500,000   Rutgers State U. Rev. Bonds, Ser. A, 6.4s, 5/1/13                                AA           8,718,750
            7,665,000   Salem Cnty., Indl. Poll. Ctrl. Fin. Auth. IFB, 8.1s,
                           8/1/30 (acquired 4/23/98, cost $9,149,864) (RES)                              Aaa          9,236,325
                        South River, School Dist. G.O. Bonds FGIC
            1,300,000      5s, 12/1/12                                                                   Aaa          1,335,750
            1,250,000      5s, 12/1/11                                                                   Aaa          1,295,313
            1,250,000      5s, 12/1/10                                                                   Aaa          1,301,563
            1,000,000   Stony Brook, Regional Swr. Rev. Bonds,
                           Ser. B, 5.45s, 12/1/12                                                        Aa           1,080,000
            8,695,000   U. of Medicine & Dentistry Rev. Bond, Ser. E,
                           MBIA, 6 1/2s, 12/1/12                                                         Aaa         10,357,919
            3,400,000   Union Cnty., Indl. Poll. Ctrl. Fin. Auth. Rev. Bonds
                           (American Cynamid Co.), 5.8s, 9/1/09                                          A3           3,765,500
                                                                                                                   ------------
                                                                                                                    249,092,181

New York (8.6%)
-------------------------------------------------------------------------------------------------------------------------------
            5,000,000   NY & NJ Port Auth. Rev. Bonds (Kennedy
                           Intl. Arpt.), 6 3/4s, 10/1/19                                                 BB/P         5,562,500
                        Port Auth. NY & NJ Cons. IFB
            2,100,000      7.776s, 11/15/15 (acquired 02/09/94,
                           cost $2,107,875) (RES)                                                        A+/P         2,065,875
            1,500,000      5.2s, 11/15/15                                                                A+/P         1,515,000
            5,000,000   Port Auth. NY & NJ IFB, 9.513s, 8/1/26
                           (acquired various dates from 8/29/91
                           to 1/21/92, cost $5,164,940) (RES)                                            Aa-          5,787,500
            3,000,000   Port Auth. NY & NJ Rev. Bonds (Delta
                           Airlines, Inc.), Ser. 1R, 6.95s, 6/1/08                                       Baa3         3,288,750
            7,500,000   Port Auth. NY & NJ Cons. Rev. Bonds,
                           Ser. 93rd, 6 1/8s, 6/1/94                                                     Aa-          8,662,500
                                                                                                                   ------------
                                                                                                                     26,882,125

Puerto Rico (10.5%)
-------------------------------------------------------------------------------------------------------------------------------
                        Cmnwlth. of PR, G.O. Bonds
            3,000,000      MBIA, 6 1/4s, 7/1/08                                                          Aaa          3,438,750
            2,000,000      5s, 7/1/27                                                                    A            1,935,000
            4,000,000   Cmnwlth. of PR, Pub. Impt. G.O. Bonds,
                           6.8s, 7/1/21                                                                  AAA          4,470,000
            5,665,000   Cmnwlth. of PR, Aqueduct & Swr. Auth.
                           Rev. Bonds, 6 1/4s, 7/1/12                                                    A            6,486,425
            1,500,000   Cmnwlth. of PR, Hwy. Auth. Rev. Bonds,
                           Ser. Q, 7 3/4s, 7/1/16                                                        AAA          1,644,375
            1,000,000   Cmnwlth. of PR, Hwy. Trans. Auth. Rev. Bonds,
                           Ser. W, MBIA, 5 1/2s, 7/1/15                                                  Aaa          1,081,250
                        PR Elec. Pwr. Auth. Rev. Bonds
            2,000,000      10.15s, 7/1/07 (acquired 10/30/97,
                           cost $2,765,000) (RES)                                                        AAA/P        2,817,500
            1,375,000      Ser. S, MBIA, 6 1/8s, 7/1/08                                                  Aaa          1,567,500
            2,000,000   PR Indl. Med. & Env. Poll. Control Fac.
                           Fin. Auth. Rev. Bonds (Special Facilities-
                           American Airlines), Ser. A, 6.45s, 12/1/25                                    Baa2         2,185,000
            3,750,000   PR Pub. Bldg. Auth. Rev. Bonds, Ser. K, 6 7/8s,
                           7/1/21                                                                        Aaa          4,200,000
            3,250,000   PR Pub. Bldg. Auth. Rev. Gtd. (Govt. Fac.), Ser. B,
                           AMBAC, 5s, 7/1/27                                                             Aaa          3,213,433
                                                                                                                   ------------
                                                                                                                     33,039,233
-------------------------------------------------------------------------------------------------------------------------------
                        Total Investments (cost $289,039,531) (b)                                                $  309,013,539
-------------------------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $314,295,365.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(b)   The aggregate identified cost on a tax basis is $289,039,531, resulting in gross unrealized appreciation and depreciation of $20,245,552 and $271,544, respectively, or net unrealized appreciation of $19,974,008.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      May 31, 1998 was $41,979,513 or 13.4% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1998.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates are the current interest rates at May 31, 1998.

      The fund had the following industry group concentrations greater than 10% at May 31, 1998
      (as a percentage of net assets):

            Transportation       19.3%
            Health care          14.3
            Water and sewer      10.2

      The fund had the following insurance concentrations greater than 10% at May 31, 1998
      (as a percentage of net assets):

            FGIC                 12.8%
            MBIA                 11.9

-------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1998

                                 Aggregate Face  Expiration   Unrealized
                    Total Value       Value         Date     Depreciation
-------------------------------------------------------------------------
Municipal Index
Future (Short)      $ 3,845,938    $ 3,787,813      Jun-98      $ (58,125)
U.S. Treasury Bond
Future (Short)       28,725,625     28,396,344      Jun-98       (329,281)
-------------------------------------------------------------------------
                                                                $(387,406)
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1998

Assets
-------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $289,039,531) (Note 1)                                              $309,013,539
-------------------------------------------------------------------------------------------------
Cash                                                                                       91,059
-------------------------------------------------------------------------------------------------
Interest and other receivables                                                          6,174,862
-------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    398,000
-------------------------------------------------------------------------------------------------
Total assets                                                                          315,677,460

Liabilities
-------------------------------------------------------------------------------------------------
Payable for variation margin                                                               64,813
-------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     396,113
-------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                228,680
-------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              477,026
-------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                 51,061
-------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                              8,493
-------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                1,044
-------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    141,970
-------------------------------------------------------------------------------------------------
Other accrued expenses                                                                     12,895
-------------------------------------------------------------------------------------------------
Total liabilities                                                                       1,382,095
-------------------------------------------------------------------------------------------------
Net assets                                                                           $314,295,365

Represented by
-------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $301,464,763
-------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                 (68,676)
-------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                  (6,687,324)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                             19,586,602
-------------------------------------------------------------------------------------------------
Total - Representing net assets applicable to
capital shares outstanding                                                           $314,295,365

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($218,311,975 divided by 23,422,441 shares)                                                 $9.32
-------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.32)*                                      $9.78
-------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($95,315,097 divided by 10,233,438 shares)**                                                $9.31
-------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($668,293 divided by 71,660 shares)                                                         $9.33
-------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.33)***                                    $9.64
-------------------------------------------------------------------------------------------------
  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1998

Tax exempt interest income:                                                           $18,149,194
-------------------------------------------------------------------------------------------------
Expenses:
Compensation of Manager (Note 2)                                                        1,890,731
-------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                            395,737
-------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                         10,817
-------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            6,371
-------------------------------------------------------------------------------------------------
Distribution fees - Class A (Note 2)                                                      449,579
-------------------------------------------------------------------------------------------------
Distribution fees - Class B (Note 2)                                                      762,389
-------------------------------------------------------------------------------------------------
Distribution fees - Class M (Note 2)                                                        3,125
-------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    15,549
-------------------------------------------------------------------------------------------------
Registration fees                                                                             209
-------------------------------------------------------------------------------------------------
Auditing                                                                                   28,774
-------------------------------------------------------------------------------------------------
Legal                                                                                      26,801
-------------------------------------------------------------------------------------------------
Postage                                                                                     8,526
-------------------------------------------------------------------------------------------------
Other                                                                                      16,204
-------------------------------------------------------------------------------------------------
Total expenses                                                                          3,614,812
-------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                               (115,996)
-------------------------------------------------------------------------------------------------
Net expenses                                                                            3,498,816
-------------------------------------------------------------------------------------------------
Net investment income                                                                  14,650,378
-------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        1,977,724
-------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                        (2,145,173)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts during the year       10,720,753
-------------------------------------------------------------------------------------------------
Net gain on investments                                                                10,553,304
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $25,203,682
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                            Year ended May 31
                                                                                    -------------------------------
                                                                                         1998              1997
-------------------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $ 14,650,378      $ 15,733,850
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                  (167,449)        1,583,301
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                             10,720,753         7,335,606
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   25,203,682        24,652,757
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                           (10,966,516)      (12,203,229)
-------------------------------------------------------------------------------------------------------------------
    Class B                                                                            (3,781,411)       (3,606,097)
-------------------------------------------------------------------------------------------------------------------
    Class M                                                                               (28,287)          (18,592)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                           (7,272,377)        1,936,873
-------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            3,155,091        10,761,712

Net assets
-------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                     311,140,274       300,378,562
-------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income and undistributed net investment
income of $68,676 and $2,510, respectively)                                          $314,295,365      $311,140,274
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               Eleven months
Per-share                                                                                              ended       Year ended
operating performance                                         Year ended May 31                       May 31          June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995+            1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.02            $8.76            $8.98            $8.75            $9.46
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .45              .47              .48              .46              .51
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .30              .26             (.22)             .23             (.58)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .75              .73              .26              .69             (.07)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.45)            (.47)            (.48)            (.46)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --             (.08)
------------------------------------------------------------------------------------------------------------------------------------
In excess of realized
gain on investments                                    --               --               --               --             (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.45)            (.47)            (.48)            (.46)            (.64)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.32            $9.02            $8.76            $8.98            $8.75
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            8.48             8.57             2.92             8.25*           (0.94)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $218,312         $228,361         $227,940         $242,569         $246,336
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .96              .96              .96              .87*             .95
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.84             5.28             5.36             5.36*            5.43
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              29.03            27.14            52.82            51.86*           51.74
------------------------------------------------------------------------------------------------------------------------------------

 ++ Commencement of operations.

  * Not annualized.

  + The fiscal year has been advanced from June 30 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               Eleven months
Per-share                                                                                              ended       Year ended
operating performance                                          Year ended May 31                      May 31          June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995+            1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.01            $8.75            $8.97            $8.75            $9.46
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .39              .41              .42              .41              .45
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .30              .27             (.22)             .22             (.58)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .69              .68              .20              .63             (.13)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.39)            (.42)            (.42)            (.41)            (.45)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
In excess of realized
gain on investments                                    --               --               --               --             (.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.39)            (.42)            (.42)            (.41)            (.58)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.31            $9.01            $8.75            $8.97            $8.75
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            7.78             7.87             2.25             7.51*           (1.59)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $95,315          $82,407          $72,083          $58,591          $44,916
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.61             1.61             1.61             1.46*            1.59
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.18             4.63             4.69             4.72*            4.77
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              29.03            27.14            52.82            51.86*           51.74
------------------------------------------------------------------------------------------------------------------------------------

 ++ Commencement of operations.

  * Not annualized.

  + The fiscal year has been advanced from June 30 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                         May 1, 1995++
operating performance                                                          Year ended May 31                    to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995+
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $9.02            $8.76            $8.98            $8.74
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .42              .45 (c)          .45              .04
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .31              .26             (.21)             .28
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .73              .71              .24              .32
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.42)            (.45)            (.46)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of realized
gain on investments                                                     --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.42)            (.45)            (.46)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $9.33            $9.02            $8.76            $8.98
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             8.28             8.25             2.65             3.21*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                        $668             $372             $355               $1
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.26             1.26             1.24              .09*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             4.48             4.95             4.92              .42*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               29.03            27.14            52.82            51.86*
------------------------------------------------------------------------------------------------------------------------------------

 ++ Commencement of operations.

  * Not annualized.

  + The fiscal year has been advanced from June 30 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
May 31, 1998

Note 1
Significant accounting policies

Putnam New Jersey Tax Exempt Income (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New Jersey personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New Jersey tax exempt securities.

The fund offers class A, class B, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares within approximately six to eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 1998, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1998, the fund had a capital loss carryover of approximately $3,768,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------   ------------
  $  284,000     May 31, 2003
   3,484,000     May 31, 2004

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of unrealized gains and losses on certain futures contracts, market discount, and current year straddles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1998, the fund reclassified $54,650 to decrease distributions in excess of net investment income and $54,650 to increase accumulated net realized loss on investments. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion and 0.330% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1998, fund expenses were reduced by $115,996 under expense offset arrangements with PFTC and brokerage service arrangements.

Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $410 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended May 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $26,430 and $615 from the sale of class A and class M shares, respectively and $196,042 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $8,832 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended May 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $88,404,645 and $90,624,329, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Year ended
                                          May 31, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       3,181,106      $29,288,985
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       661,801        6,125,121
------------------------------------------------------------
                                  3,842,907       35,414,106

Shares
repurchased                      (5,748,224)     (53,010,798)
------------------------------------------------------------
Net decrease                     (1,905,317)    $(17,596,692)
------------------------------------------------------------

                                          Year ended
                                         May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       9,108,541      $81,241,088
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       762,738        6,820,657
------------------------------------------------------------
                                  9,871,279       88,061,745

Shares
repurchased                     (10,560,633)     (94,285,270)
------------------------------------------------------------
Net decrease                       (689,354)     $(6,223,525)
------------------------------------------------------------

                                          Year ended
                                         May 31, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,345,444      $21,689,342
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       244,904        2,265,279
------------------------------------------------------------
                                  2,590,348       23,954,621

Shares
repurchased                      (1,504,576)     (13,907,312)
------------------------------------------------------------
Net increase                      1,085,772      $10,047,309
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,955,385      $17,456,558
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       244,686        2,186,889
------------------------------------------------------------
                                  2,200,071       19,643,447

Shares
repurchased                      (1,287,825)     (11,488,444)
------------------------------------------------------------
Net increase                        912,246       $8,155,003
------------------------------------------------------------

                                           Year ended
                                          May 31, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          44,476         $409,490
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         2,145           19,859
------------------------------------------------------------
                                     46,621          429,349

Shares
repurchased                         (16,246)        (152,343)
------------------------------------------------------------
Net increase                         30,375         $277,006
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          26,219         $233,233
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         1,600           14,291
------------------------------------------------------------
                                     27,819          247,524

Shares
repurchased                         (27,083)        (242,129)
------------------------------------------------------------
Net increase                            736           $5,395
------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Leslie Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New Jersey Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Putnam
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AN050-43749-019/329/537     7/98